Exhibit 31.2

Certification of Principal Financial Officer Pursuant to

Section 302 of the Sarbanes-Oxley Act of 2002

I, Kenneth S. Parks, certify that:

1. I have reviewed this Form 10-K/A of Mylan N.V.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Kenneth S. Parks
Kenneth S. Parks
Chief Financial Officer
(Principal Financial Officer)
Date: May 1, 2017